UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2006 (September 8, 2006)
LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51251	20-1538254
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

103 Powell Court, Suite 200
Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
          On September 8, 2006, LifePoint Hospitals, Inc., a Delaware corporation (the “Company”), entered into an Incremental Facility Amendment No. 4 (the “Amendment No. 4”) with the lenders party thereto and Citicorp North America, Inc., as administrative agent for the lenders (the “Administrative Agent”), to the Credit Agreement dated as of April 15, 2005, by and among the Company, the Administrative Agent, the lenders referred to therein, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Amendment No. 4 provides for Incremental Revolving Loans and related Incremental Revolving Loan Commitments under the Credit Agreement in an aggregate amount of up to $50 million. The proceeds of these Incremental Revolving Loans will be used for general corporate purposes. The Amendment No. 4 is included as Exhibit 10.5 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Exhibits.
10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated April 15, 2005).

10.2	Incremental Facility Amendment dated August 23, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated August 23, 2005).

10.3	Amendment No. 2 to the Credit Agreement, dated as of October 14, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated October 18, 2005).

10.4	Incremental Facility Amendment No. 3 to the Credit Agreement, dated June 30, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated June 30, 2006).

10.5	Incremental Facility Amendment No. 4 to the Credit Agreement, dated September 8, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.

99	Press Release of LifePoint Hospitals, Inc., dated September 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ Michael J. Culotta

Name:	Michael J. Culotta
Title:	Chief Financial Officer
Date: September 12, 2006

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated April 15, 2005).

10.2	Incremental Facility Amendment dated August 23, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated August 23, 2005).

10.3	Amendment No. 2 to the Credit Agreement, dated as of October 14, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated October 18, 2005).

10.4	Incremental Facility Amendment No. 3 to the Credit Agreement, dated June 30, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated June 30, 2006).

10.5	Incremental Facility Amendment No. 4 to the Credit Agreement, dated September 8, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.

99	Press Release of LifePoint Hospitals, Inc., dated September 11, 2006.